Exhibit 99.1
The Emerging Oil & Gas MLP / LLC Sector April 18, 2007

Forward-Looking Statements Statements made by representatives of Legacy Reserves LP (the "Partnership") during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those projected as described in the Partnership's registration statements filed with the Securities and Exchange Commission. The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Legacy Company Overview

Legacy History 1981 Dale Brown and Jack McGraw formed Brothers Production Company McGraws bought out Dale Brown in Brothers Production Company Petroleum Strategies and Moriah Properties, Ltd. are formed by Dale and Cary Brown Significant growth through acquisition through Brothers- Moriah joint venture Initiated process of forming MLP Completed private equity placement and acquired properties from Brothers, Moriah, MBN and related entities Completed first IPO of the year 1990 1991 1999 - 2005 2005 2006 2007

Legacy Management Team Name Years of Experience Permian / Total Oil & Gas Title Independent Board Members S. Wil VanLoh, Jr. Managing Partner Quantum Energy Partners William D. Sullivan Former EVP Anadarko Petroleum G. Larry Lawrence Former Controller Pure Resources Kyle D. Vann Former CEO Entergy - Koch, LP

Asset Overview 20.9 MMBoe of proved reserves (1) Reserves-to-production ratio of 14.4 years Diversified across over 1,900 wells 70% operated 4,359 net Boe per day (2) 70% oil Taken from reserve reports prepared by LaRoche Petroleum Consultants, Ltd. as of 12/31/06 for Legacy Reserves LP plus the Binger acquisition with proved reserves of 4.1 MMBoe from an internal reserve report as of 2/1/07. Fourth quarter 2006 plus the estimated current production from the Binger acquisition (734 Boe/d) which closed on April 16, 2007.

Why the Permian Basin? Over 24 BBbls produced since 1921 Represents 20% of lower 48 states and 68% of Texas oil production (1) Multiple producing formations Established infrastructure and ample take-away capacity Long-lived reserves Predictable, shallow decline rates Fragmented ownership Stable Platform (1) Source: http://www.utpb.edu Map Source: Midland Map Company.

Binger Acquisition Announcement Signed a definitive purchase agreement on March 20, 2007 to acquire properties from Nielson & Associates, Inc., for an aggregate purchase price of $45 million $30 million cash / $15 million Legacy units Located in the East Binger (Marchand) Unit in Caddo County, Oklahoma Estimated proved reserves of 4.1 MMBoe Miscible nitrogen injection project Reserve life index of approximately 15.7 years Current net production of approximately 734 Boe per day Over 50 producing wells and 30 gas injection wells 13,000 gross acres within the unit boundary Operated through joint venture company to be 50% owned by Legacy

Acquisition Announcement-TSF & Ameristate Signed definitive purchase agreements to acquire properties form two private companies for an aggregate purchase price of $20.8 million in cash Located in Midland, Upton and Reagan counties of West Texas and Lea and Eddy counties of southeast New Mexico Estimated proved reserves of 1.24 MMBoe Approximately 89% proved developed producing reserves Reserve life index of approximately 12 years Current net production of approximately 284 Boe per day 34 operated and 24 non-operated producing wells Near existing Permian Basin properties

IPO Offering Summary - Post IPO Ownership GP Interest <0.1% New Unitholders 27% 144A Unitholders 20% Sellers of Assets to Legacy 1% Founding Investors, Directors and Management 52%

Legacy Balance Sheet Condensed Balance Sheet Data 12/31/06 Condensed Balance Sheet Data 12/31/06 Condensed Balance Sheet Data 12/31/06 Condensed Balance Sheet Data 12/31/06 Assets Assets Assets Cash Cash $ 1,061,852 Accounts receivable Accounts receivable 11,966,585 Other current assets Other current assets 5,192,692 Net property and equipment Net property and equipment 247,580,498 Other assets, net Other assets, net 7,566,851 Total $ 273,368,478 Liabilities and Partners' Capital Liabilities and Partners' Capital Liabilities and Partners' Capital Liabilities and Partners' Capital Current liabilities Current liabilities $ 10,833,511 Long-term debt Long-term debt 115,800,000 Asset retirement obligations Asset retirement obligations 5,939,201 Other long-term liabilities Other long-term liabilities 2,006,547 Partners' capital Partners' capital 138,789,219 Total $ 273,368,478

2006 Quarterly Financial Summary

Commodity Price Hedging Summary (1) Production volumes based on a reserve report prepared by LaRoche Petroleum Consultants, Ltd. as of 12/31/06 for Legacy Reserves LP and from an internal report for the Binger acquisition. Waha-NYMEX basis swaps in place on all hedged gas volumes. Natural gas and oil prices shown are for NYMEX futures, except for certain gas volumes hedged on ANR-Oklahoma which trades at a discount to NYMEX Henry Hub. Additional natural gas liquids swaps have been placed for the Binger acquisition as previously announced. Oil (1) Natural Gas (1) Approximately 70% of production hedged through 2007 and 63% from 2008 through 2010

Upstream MLP / LLC Sector Overview

A publicly traded limited partnership owning oil & gas producing assets All excess cash flow is distributed quarterly to the unit holders MLP retains 15-30% of its cash flow to reinvest in the properties to maintain or grow its production Can grow through acquisition and drilling Can issue debt, equity and hedge Current oil & gas MLPs utilize 2-5 years of hedging to mitigate price volatility in stabilizing the distributions What is an Oil & Gas MLP?

Harvest properties need the right home - all properties are eventually harvest properties Lower cost of capital than a C-Corp as the yield is the cost of equity MLPs are not subject to entity level federal taxation Income and tax benefits flow through to the limited partners: cost/statutory depletion, IDC's L&WE depreciation 40-90%+ tax shield among peer group, Legacy >90% Appetite for yield in the marketplace Mature assets may have been neglected by their C-Corp owners focused on drilling Why Should MLPs Own Mature Producing Assets?

In 2006, 5 upstream MLP/LLCs went public, followed by Legacy in January 2007. Legacy's current market capitalization is approximately $710 million (4/16/2007). Upstream MLPs/LLCs Staged a Comeback in 2006

Drivers of New Upstream MLP / LLC Activity Long-Lived, Predictable Reserve Base Availability of Longer-Term Hedging Exploitation Strategy, Not Exploration Conservative Balance Sheet / Coverage Ratio Low decline rates / High R/P ratios High levels of PDP with predictable PUD opportunities Low development costs New upstream MLPs/LLCs focus on exploitation, rather than rely on exploration to support cash flow. Factory-like development of a well-known reserve base is ideal. Development of the longer-term hedging market has provided support to MLPs by facilitating visibility into production economics and available cash for distribution. Analysts are emphasizing more robust coverage ratios of distributions to distributable cash flow in new MLPs/LLCs, in order to support the sustainability of cash flows.

Significant Advantages of MLP without IDR Lower cost of capital than traditional MLP structure Common Unit distribution growth not burdened by IDRs to the GP Cost of equity equals market yield Simple and fair alignment of interests among all investors Investors share equally in all cash flows With significant ownership, management is strongly motivated to increase distributions Facilitates accretive acquisitions Acquisitions are more accretive at a given price Ability to use units as acquisition currency

Current Distribution Yield Note: Market data as of 4/16/2007. Large Cap Pipeline / Midstream MLPs Index: Market Cap > $1.4 B. Includes Buckeye, Boardwalk, Enbridge, Energy, Enterprise, Kinder Morgan, Magellan, Oneok, Plains, TEPPCO, Valero/NuStar. Coal MLPs Index: Alliance, Natural Resource, Penn Virginia. Small Cap Pipeline / Midstream MLPs Index: Market Cap < $1.4 B. Includes Atlas, Copano, Crosstex, DCP, Genesis, Global, Hiland, Holly, MarkWest, Martin, Pacific, Regency, Sunoco, TC, Transmontaigne, Williams. Public MLP General Partner Index: General Partners of Alliance, Atlas, Buckeye, Crosstex, Energy Transfer, Enterprise, Inergy, Magellan, Valero/NuStar, Penn Virginia, Hiland. Upstream MLPs / LLCs

Consolidation Opportunities in the Permian Basin Fragmented ownership provides numerous acquisition opportunities Acquisition niche - large PDP component Connected in Permian Basin deal network Permian Basin Ownership Profile (1) Top 5 Operators 1,700+ Operators 0.3% (1) Ownership based on production. Permian Basin includes Texas Railroad Commission Districts 7C, 8, 8A and Lea and Eddy County, New Mexico. Permian Basin data as of July 31, 2005; Legacy production data as of September 30, 2006. 63.6% 36.1%

Active Acquisition Market Multi-Billion Dollar Acquisition Market Note: Per John S. Herold, Inc's 2006 Global Upstream M&A Review (from publicly available data). Mid-Continent includes the Permian Basin.

Acquisition Track Record Acquired Reserves (1999 - 2006) Aggregate cost of $146 million at an average cost of $6.42 per Boe

Legacy Summary Only MLP focused on the oil-weighted Permian Basin Experienced management team with significant equity ownership Tax advantaged yield Significant organic and external growth opportunities Long-lived, diversified multi-pay properties Demonstrated reserve replacement capability Long-term hedges in place Low level of debt MLP structure with no IDRs

Adjusted EBITDA Reconciliation Reconciliation of Net Income to Adjusted EBITDA Pro forma numbers assume properties are purchased at the beginning of the period and exclude the Farmer Field other than the period following the closing of the acquisition. Adjusted EBITDA is a non-GAAP financial measure.